                                                                    EXHIBIT 32.2

             CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO
      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

      The undersigned hereby certifies that he is the duly appointed and acting Chief Financial Officer of Neoprobe Corporation (the "Company") and hereby further certifies as follows:

      (1) The periodic report containing financial statements to which this certificate is an exhibit fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the periodic report to which this certificate is an exhibit fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 14, 2003         /s/ Brent L. Larson
                        --------------------------------------------
                            Brent L. Larson
                            Vice President, Finance and Chief Financial Officer